ASSIGNMENT OF CONTRACT


	THIS ASSIGNMENT OF CONTRACT ("Assignment") is made as of June 8, 2001, by and between ENRON INDUSTRIAL MARKETS LLC, a Delaware limited liability company ("Enron") in favor of EBF LLC, a Delaware limited liability company ("Assignee"). Huntco Steel, Inc., a Delaware corporation ("HSI"), and
Huntco, Inc., a Missouri Corporation ("Huntco", and collectively with HSI, the "Sellers") are executing the Assignment to acknowledge their consent to the Assignment and their agreement to the terms set forth below.

                                RECITALS:

	Enron is the Purchaser under that certain Asset Purchase Agreement between Sellers and Enron dated as of April 30, 2001, as amended by that certain First Amendment dated as of June 8, 2001(as amended, the "Agreement").

	Enron desires to assign its interest in the Agreement to Assignee and Assignee desires to assume and perform the obligations of Assignor, as Purchaser under the Agreement.

                              AGREEMENTS:

	NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, Enron and Assignee agree as follows:

1.	Enron does hereby assign, transfer, convey, relinquish and set over unto Assignee all of its rights to the Agreement.

2.	Assignee hereby assumes and agrees to perform the obligations of Enron, as Purchaser under the Agreement.

3.	Enron is hereby released from any obligations or liabilities arising under or in connection with the Agreement accruing on or after the Closing Date.

4.	Sellers consent to the Assignment on the terms and conditions set forth herein.

5.	This Assignment shall be binding upon and inure to the benefit of the respective heirs, executors, administrators, successors and assigns of the parties hereto.

6.	This Assignment shall be construed in accordance with the laws of the
State of Texas other than its principles governing conflicts of laws.

7.	This instrument may be executed in counterparts, each of which shall be deemed an original, but all of such counterparts shall together constitute but one and the same instrument. Signature pages from one counterpart may be detached from such counterpart and added to other counterparts.

	IN WITNESS WHEREOF, Enron and Assignee have executed this Assignment on the day and year first written above.

ASSIGNOR:
ENRON INDUSTRIAL MARKETS, LLC.,

By:_____________________________________
Name:___________________________________
Title:__________________________________

ASSIGNEE:
EBF LLC

By: Long Lane Master Trust IV, not in
its individual capacity but solely as
Class A Member

By: Fleet National Bank, as Trust
Administrator

By:__________________________
Name:________________________
Title:_______________________



HUNTCO STEEL, INC.

By:_________________________
	Robert J. Marischen
	President


HUNTCO INC.

By:_________________________
	Robert J. Marischen
	President & CEO